UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

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Phoenix Footwear Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF

PHOENIX FOOTWEAR GROUP, INC.

To All Phoenix Footwear Group, Inc. Stockholders:

The Annual Meeting of Stockholders of Phoenix Footwear Group, Inc. (“Phoenix Footwear” or the “Company”) will be held at Company headquarters, 5840 El Camino Real, Suite 106, Carlsbad, California 92008 on Monday, June 8, 2009, at 9:00 A.M., for the following purposes:

1.	To elect six (6) persons to the Board of Directors of the Company.

2.	To transact such other business as may properly come before the meeting.

The Board of Directors recommends that you vote in favor of ALL NOMINEES in Proposal 1 which is discussed in detail in the proxy statement appearing on the following pages.

Stockholders of record as of the close of business on April 21, 2009, are entitled to notice of and to vote at the meeting and at any adjournment thereof.

May 4, 2009	By Order of the Board of Directors,

/s/ DENNIS T. NELSON
DENNIS T. NELSON,
Secretary

A form of proxy and a return envelope are enclosed for the use of stockholders. Your vote is important. It is requested that you read this proxy statement and fill in, date and sign the enclosed proxy and return it in the enclosed envelope even if you plan to attend the meeting in Carlsbad, California on June 8, 2009.

This notice of Annual Meeting, proxy statement and form of proxy are being distributed and made available on or about May 4, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2009:

The Proxy Statement for the 2009 Annual Meeting of Stockholders and Annual Report for the year ended January 3, 2009 are available at www.envisionreports.com/PXG.

PHOENIX FOOTWEAR GROUP, INC.

PROXY STATEMENT

PHOENIX FOOTWEAR GROUP, INC.

5840 El Camino Real, Suite 106

Carlsbad, California 92008

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held June 8, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Phoenix Footwear Group, Inc., a corporation organized under the laws of the State of Delaware (the “Company” or “Phoenix Footwear”), for use at the Annual Meeting of Stockholders of the Company to be held on Monday, June 8, 2009, at 9:00 A.M. at the Company’s headquarters, 5840 El Camino Real, Suite 106, Carlsbad, California 92008, together with any and all adjournments thereof. This Proxy Statement, Phoenix Footwear’s Annual Report on Form 10-K for the fiscal year ended January 3, 2009, filed with the Securities Exchange Commission (the “SEC”) on April 20, 2009, and the enclosed proxy will first be sent or given to stockholders on or about May 4, 2009. You may also obtain a copy of the Company’s Annual Report on Form 10-K without charge upon written request submitted to Phoenix Footwear Group, Inc., c/o Dennis T. Nelson, Chief Financial Officer, Treasurer and Secretary, 5840 El Camino Real, Suite 106, Carlsbad, California 92008 or without charge at the SEC’s Internet site (http://www.sec.gov).

SOLICITATION AND VOTING

The close of business on April 21, 2009 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment of the meeting. Each stockholder shall be entitled to one vote for each share held of record in his or her name on that date. On the close of business on the record date, the Company had 8,166,191 shares of common stock, $.01 par value per share, being the only class of stock of the Company outstanding and entitled to vote at the meeting.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company, which has designated the nominees for directors listed below. A stockholder giving such proxy has the right to revoke it at the meeting or at any time prior thereto. A stockholder may revoke such proxy by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. All shares represented by proxies in the form enclosed with this Proxy Statement will be voted at the meeting and at any adjournments of the meeting in accordance with the terms of such proxies, provided such proxies appear to be valid and to have been executed by stockholders of record entitled to vote at the meeting and have not previously been revoked. If no contrary instructions are given, all of the shares held of record by the persons named in the proxy will be voted FOR the six (6) nominees for director described on the following pages.

As of the date of this Proxy Statement, the Board of Directors does not know of any matters not specifically referred to in this Proxy Statement which may come before the meeting. The deadline under Phoenix Footwear’s By-Laws for stockholders to notify the Company of any director nominations or proposals to be presented at the Annual Meeting has passed. If any other business should properly come before the Annual Meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all of the shares held of record by the persons named in such proxies as they shall decide.

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxy. The By-Laws of the Company provide that a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy at the meeting, constitutes a quorum. Directors will be elected at the Annual Meeting by a plurality of the votes cast. Accordingly, the six (6) nominees receiving the six (6) highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any other matter submitted to a vote of the stockholders, except in the case where the vote of a greater number of shares is required by law or under the Certificate of Incorporation or Bylaws.

Abstentions may not be specified on the proposal relating to the election of directors. Shares which abstain from voting on any other matter which is properly presented shall be included for purposes of determining the presence of a quorum, but shall be excluded in tabulating votes cast for or against any proposal to which the abstention pertains.

Votes that are withheld with respect to any proposal will be excluded entirely from the vote taken for the proposal and will not be counted as present for purposes of the vote on such matter.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

All costs of preparing, assembling and mailing this Proxy Statement and the enclosed proxy material, and any additional material which may hereafter be sent in connection with the solicitation and collection of the enclosed proxy, will be paid by the Company and no part will be paid directly or indirectly by any other person. Solicitation of proxies may be made by personal interview, mail, telephone or telecopier by officers and regular employees of the Company but no additional compensation will be paid to them for the time so employed.

The Company operates and reports using a 52-53 week fiscal year ending on the Saturday nearest to December 31. The Company refers to the fiscal year ended December 29, 2007 as “fiscal 2007,” to the fiscal year ended January 3, 2009 as “fiscal 2008,” and to the fiscal year ending January 2, 2010 as “fiscal 2009.”

PROPOSAL 1—ELECTION OF DIRECTORS

The size of the Board of Directors is set at seven (7) directors. As of May 4, 2009, the Board of Directors has one vacancy. The Board of Directors has nominated the six (6) persons listed below to be elected to the Board of Directors at the Annual Meeting. The Nominating and Governance Committee recommended the nomination of the six (6) director candidates by the Board of Directors, including a majority of the directors who are independent as defined in NYSE Alternext US listing standards. The proxies given for the Annual Meeting may not be voted for more than six (6) directors. If elected, each nominee will hold office until the Annual Meeting to be held in 2010, or until his or her successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

The following biographies set forth certain information with respect to the nominees for election as directors of the Company, none of whom is related to any other nominee or executive officer. All of the nominees currently serve on the Board of Directors.

JAMES R. RIEDMAN, Age: 50.

James R. Riedman has been on our Board of Directors since 1993 and has been Chairman of our Board of Directors since 1996. He served as our Chief Executive Officer from 1996 to June 2004 and as interim Chief Executive Officer from May 2006 to April 2007. Mr. Riedman is also a director of Harris Interactive Inc., a leading market research firm (NASDQ:HPOL).

STEVEN M. DEPERRIOR, Age: 50.

Steven M. DePerrior has been on our Board of Directors since 1996. For more than the past five years, Mr. DePerrior has been employed with First Niagara Business Consulting (formerly the Burke Group), an employee benefits administration and compensation consulting firm which provides services to us, as a record keeper. From 1997 until its sale in 2001, Mr. DePerrior was a principal in the Burke Group.

GREGORY M. HARDEN, Age: 53.

Gregory M. Harden has been on our Board of Directors since 1996. For more than the past five years he has served as President and Chief Executive Officer of Harden Furniture Co., Inc., a furniture manufacturer.

JOHN C. KRATZER, Age: 46.

John C. Kratzer was elected to our Board of Directors in November 2003. He has been President and Chief Executive Officer of JMI Realty, Inc., a vertically-integrated private real estate investment and development company based in San Diego, California, since 1998. Prior to that (from 1995 to 1997), he was founder and Chief Operating Officer of Homegate Hospitality, Inc., a publicly traded company that ultimately merged with Prime Hospitality (NYSE: PDQ), where he directed operations for the development and construction of hotel properties.

WILHELM PFANDER, Age: 71.

Wilhelm Pfander has been a director of our Company since April 2000 and was Senior Vice President—Sourcing and Development from February 2000 until his retirement in July 2006. For more than six years prior to that, he was Vice President—Manufacturing and Product Development at Penobscot Shoe Company which we acquired in 2000.

FREDERICK R. PORT, Age: 68.

Frederick R. Port has served on our Board of Directors since May 2004. Mr. Port mentors startup and maturing companies, global and domestic, with emphasis on strategy, transition management, acquisition and integration, and executive organization and recruiting. From 1995 to 2000, he served as a director of Callaway

Golf (NYSE:ELY ) and as President of Callaway Golf International. Prior to that (from 1993 to 1995) he was Managing Director of Korn/Ferry International and President (from 1987 to 1992) of the Owl Companies, a private multiple-industry, holding company.

A stockholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees. The Board of Directors unanimously recommends a vote FOR each of the six (6) nominees named above. If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe any nominees will be unavailable.

Executive Officers

In addition to Mr. Riedman, who is also a director, the Company’s executive officers are as follows:

Russell D. Hall, Age: 51

Mr. Hall has served as the President and Chief Executive Officer of the Company since February 2009. Mr. Hall has been employed by the Company in a variety of positions since 2000. For more than five years prior to February 2009, Mr. Hall was responsible for managing the Company’s Trotters and, SoftWalk divisions. In July 2008, Mr. Hall also assumed responsibility for managing the Company’s Chambers Belt division.

Dennis T. Nelson, Age 36

Mr. Nelson has served as the Chief Financial Officer, Treasurer and Secretary of the Company since February 2009. From June 2008 until February 2009, Mr. Nelson served as the Company’s Controller. For more than five years prior to June 2008, Mr. Nelson served as the Director of Finance for TaylorMade-adidas Golf Company.

CORPORATE GOVERNANCE

Independence of the Board of Directors

Under NYSE Alternext US listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NYSE Alternext US, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that Messrs. DePerrior, Harden, Kratzer, and Port, constituting a majority of the nominees, are independent, as defined in the corporate governance rules of NYSE Alternext US. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. During fiscal 2008, neither Mr. Pfander, (due to his past employment with the Company until July 2006), Mr. Riedman, (due to his employment with the Company during fiscal 2008) nor Ms. Taylor (due to her employment with the Company during fiscal 2008) were considered independent for purposes of the NYSE Alternext US corporate governance rules.

Meetings of the Board of Directors

During fiscal 2008, the Board of Directors held eight (8) meetings and acted by written consent one (1) time. Each of the incumbent directors attended more than 75% of the total number of meetings of the Board of Directors and any committee on which he served. The Company does not have a policy regarding the attendance of directors at annual stockholder meetings. At the 2008 annual meeting of stockholders, all of the incumbent directors attended the meeting.

Information Regarding Committees of the Board of Directors

The Board has four standing committees: an Audit Committee, a Compensation Committee, Executive Committee, and a Nominating and Governance Committee. Also, during fiscal 2008, The Board formed a Special Committee to review strategic alternatives available to the Company. The following table provides membership for fiscal 2008 for each of the Board committees:

Name	Audit	Compensation	Executive	Nominating and Governance	Retirement	Special
James R. Riedman			X*		X*	X
Steven M. DePerrior	X	X*	X		X	X*
Gregory M. Harden	X*		X	X		X
John C. Kratzer		X		X*		X
Frederick R. Port	X	X
Wilhelm Pflander						X

X – indicates Committee member

* – indicates Committee Chairman

Below is a description of each committee of the Board of Directors.

Audit Committee

The Audit Committee’s function is to provide oversight of the Company’s accounting and financial reporting functions and internal controls, retain the Company’s independent registered public accountants, review their independence, review and pre-approve any non-audit services that they may perform, review the adequacy of accounting and financial controls, review the Company’s critical accounting policies and review and approve any related party transactions. A current copy of the Audit Committee Charter is posted on the Company’s website, www.phoenixfootwear.com. The Audit Committee met eight (8) times and acted by written consent one (1) time during fiscal 2008.

The Board has designated Gregory Harden, Chairman of the Audit Committee, as audit committee financial expert. However, as specified by the SEC, such designation does not impose on him any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on him as a member of the Audit Committee and the Board of Directors in the absence of such designation; nor does it affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Compensation Committee

The Compensation Committee oversees and administers the Company’s compensation program for its executive officers and directors. The Compensation Committee bases its decisions on both individual performance and the Company’s financial results. All compensation decisions are made solely by the Compensation Committee; however, the Compensation Committee may consult with the Chairman of the Board and the Company’s Chief Executive Officer as part of its decision making process when examining their respective compensation packages. However, the Chief Executive Officer, as required by NYSE Alternext US, may not be present during voting or deliberations as to his or her compensation. The Compensation Committee met two (2) times during fiscal 2008. The Compensation Committee has a charter, a current copy of which is available at the Company’s website, www.phoenixfootwear.com.

Executive Committee

The Executive Committee’s function is to act when the full Board of Directors is unavailable. It has the authority of the Board in the management of the business and affairs of the Company, except those powers that cannot be delegated by the Board of Directors by law. The Executive Committee did not meet in fiscal 2008.

Nominating and Governance Executive Committee

The Board has a Nominating and Governance Committee whose function is to make recommendations to the Board in identifying individuals qualified to become Board members and to recommend to the Board nominees for election to the Board, assist the Board in establishing and implementing an effective corporate governance policy, recommend appropriate committee charters, lead the Board in its annual review of the Board’s performance and recommend to the Board director nominees for each committee. The Nominating and Governance Committee has a charter, a current copy of which is available at the Company’s website, www.phoenixfootwear.com.

The Nominating and Governance Committee did not meet during fiscal 2008 other than on an informal basis to conduct an evaluation of the performance of the Board and its Committees. The Committee also acted by written consent one (1) time during fiscal 2008. The Nominating and Governance Committee convened during the first quarter of fiscal 2009 and approved and recommended to the Board the nomination for election at the 2009 Annual Meeting of the six (6) director candidates, a majority of whom have been determined to be independent under the NYSE Alternext US listing standards. The Committee also recommended that the Board not fill the one existing director vacancy at this time.

The Nominating and Governance Committee believes that persons nominated to serve as a director should possess certain minimum qualifications including integrity, absence of conflicts of interest, demonstrated achievement in one or more fields, management or policy-making experience, business understanding and available time. These are only threshold criteria, however, and the Nominating and Governance Committee may also consider the contributions that a candidate can be expected to make to the collective functioning of the

Board based on the totality of the candidate’s credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances. The Nominating and Governance Committee may also approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company. Generally, the Nominating and Governance Committee will first consider current Board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. Before nominating a sitting director for re-election at the Annual Meeting, however, the Nominating and Governance Committee will consider the director’s performance on the Board.

When seeking candidates for director, the Nominating and Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation and considering the candidate suitable, the Nominating and Governance Committee will interview the candidate and will ask the candidate to meet with other directors and management. If the Nominating and Governance Committee believes the candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election.

The Nominating and Governance Committee will consider director candidates recommended by stockholders who comply with the timing, procedures and information requirements of Section 1.11 of the Company’s By-laws, the text of which is set forth in Appendix A to this Proxy Statement. Stockholder nominees that meet the criteria outlined above will receive the same consideration that the Committee’s nominees receive.

Retirement Plan Committee

The Board has a Retirement Plan Committee for the general administration of its Retirement Savings Partnership Plan, or 401(k) Plan. The Retirement Committee meets on an informal basis periodically to review any applications submitted by plan members for distribution under the 401(k) Plan, to address any amendments to the 401(k), to address share resale issues and to address requirements of governmental agencies with jurisdiction over the 401(k) Plan. The Retirement Committee votes the shares of the Company’s stock held in the 401(k) Plan and serves as the fiduciary for the 401(k) Plan. The Retirement Plan Committee did not meet on a formal basis in fiscal 2008.

Special Committee to Consider Strategic Opportunities

During fiscal 2008, the Board created a Special Committee whose function was to consider strategic opportunities, including proposals for the purchase of the Company or one or more of its divisions, in an effort to enhance stockholder value. The Special Committee was authorized to negotiate on behalf of the Board of Directors and to consider, pursue and accept or reject any proposals received from management or any third party, subject to any required stockholder approval. The Special Committee retained BB&T Capital Markets, a division of Scott & Stringfellow, Inc., as its independent financial advisor to assist it in its work.

After evaluating available opportunities, the Special Committee directed the Company’s management to focus on ways to return our Company to profitability and reduce or eliminate our bank debt. In response to the Special Committee’s directive, during the first quarter of fiscal 2009, the Company developed and implemented the following key initiatives:

•	The Company exited the Tommy Bahama business and is in the process of liquidating its working capital;

•	The Company restructured and reduced the size of its business operations; and

•

The Company began the process of exiting the Chambers belt and accessories business, and entered into an agreement to sell the private label business and certain of its assets, following which the Company plans to wind-down the Company’s Wrangler license business as those licenses expire unrenewed and monetize the associated working capital.

On April 23, 2009, the Board of Directors dissolved its Special Committee as the Company has no current plans to consider additional strategic options.

Code of Ethics

The Company has adopted policies on ethical behavior, its Code of Ethics, a copy of which is provided on the Company’s web site, www.phoenixfootwear.com. The Code of Ethics applies to all employees, including the Company’s Chief Executive Officer and Chief Financial Officer.

Communications with Directors

Stockholders who wish to communicate with the Board or any individual director can write to:

Phoenix Footwear Group, Inc.

Board Administration

5840 El Camino Real, Suite 106

Carlsbad, California 92008

Attention: Secretary

The letter should indicate that the sender is a stockholder. Depending on the subject matter, management will:

•	forward the letter to the director or directors to whom it is addressed;

•	• attempt to handle the matter directly (as where information about the Company or its stock is requested); or

•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

A summary of all communications that were received since the last meeting and which were not forwarded to the Board when received will be presented at each Board meeting along with any specific communication requested by a director.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock by each beneficial owner known by the Company to own more than 5% of the Common Stock, each current director, each nominee for director, each current executive officer, each person who is a named executive officer in the Summary Compensation Table below and all current directors, nominees for director and current executive officers of the Company as a group, as of March 31, 2009, including shares with underlying options which can be exercised within 60 days.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)	Percent of Class
Executive Officers and Directors
James R. Riedman(4)	2,569,389	29.7%
Russell D. Hall	36,314	*
Cathy B. Taylor	12,159	*
P. Douglas Ford	10,000	*
Dennis T. Nelson	—	*
Scott Sporrer	—	*
Steven M. DePerrior(5)	420,268	5.1%
Gregory M. Harden(6)	69,798	*
John C. Kratzer	40,000	*
Frederick R. Port(7)	30,700	*
Wilhelm Pfander(8)	26,215	*
All current directors and current executive officers as a group (8 persons)	2,812,841	31.8%

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)	Percent of Class
Beneficial Owners of 5% or more
Heartland Advisors, Inc. and William J. Nasgovitz(9)	796,000	9.7%
Riedman Corporation(10)	632,710	7.7%
WEDBUSH, Inc., Edward W. Wedbush and Wedbush Morgan Securities, Inc.(11)	656,166	8.0%
Dimensional Fund Advisors LP(12)	592,341	7.3%
Retirement Committee of the Phoenix Footwear Group, Inc. Retirement Savings Partnership Plan(13)	366,370	4.5%

*	Less than 1% of the Company’s outstanding Common Stock.
(1)

Unless otherwise noted, and subject to applicable community property laws, each person has sole voting and dispositive power with respect to all shares of Common Stock beneficially shown as owned by that person.

(2)	Includes shares issuable upon the exercise of outstanding stock options or warrants as follows:

James R. Riedman	227,564
Steven M. DePerrior	52,898
Gregory M. Harden	52,898
John C. Kratzer	40,000
Frederick R. Port	30,000
Russell D. Hall	25,000
All current directors and executive officers as a group (8 persons)	428,360
Riedman Corporation	250,000
Wedbush Morgan Securities, Inc.	32,500

(3)	Includes the following shares held in such person’s account under the Company’s 401(k) Plan over which, by the terms of the plan, each has investment control, but not voting control:

James R. Riedman	17,425
Cathy B. Taylor	2,159
Russell D. Hall	11,314

(4)

Includes the following shares and shares issuable upon exercise of outstanding stock options of which Mr. Riedman disclaims beneficial ownership: 382,710 shares and 250,000 stock options beneficially owned by Riedman Corporation, of which Mr. Riedman is a director and a shareholder; 87,337 shares owned by his children; 443,808 shares owned directly or indirectly through CE Capital, LLC, an affiliated entity; and 348,945 shares held by the Company’s 401(k) Plan, not including those shares allocated to his account. Mr. Riedman is a member of the Board of Directors’ retirement plan committee, which serves as fiduciary for the 401(k) Plan, and through that committee he shares voting control over such shares.

(5)

Includes 366,370 shares held by the Company’s 401(k) Plan. Mr. DePerrior is a member of the Board of Directors’ retirement committee, which serves as fiduciary for the 401(k) Plan, and through that committee he shares voting control over such shares.

(6)	Includes 2,900 shares held by the David E. Harden Family Trust dated December 2, 1992, of which Mr. Harden serves as trustee.
(7)	Includes 700 shares held by the Frederick and Linda Port Family Trust dated February 23, 2000, of which Mr. Port serves as trustee.
(8)	Shares held by the Ilse Pfander Revocable Trust U/A dated December 23, 2005, of which Mr. Pfander serves as trustee.
(9)

Based solely on a Schedule 13G, as amended, dated February 11, 2009, jointly filed with the SEC by Heartland Advisors, Inc. and its president and principal shareholder, William J. Nasgovitz, 789 North Water Street, Milwaukee, Wisconsin, Heartland Advisors, Inc. is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940 and has acquired all 796,000 shares on behalf of its investment advisor clients and has investment discretion and voting authority granted by certain clients which may be revoked at any time. According to the Schedule 13G, the Heartland Value Fund, a series of the Heartland Group, Inc., a registered investment company, owns 796,000 shares and the remaining shares are owned by various other accounts managed by Heartland Advisors. Heartland Advisors and Mr. Nasgovitz specifically disclaimed beneficial ownership of any shares reported on the schedule 13G.

(10)	The principal business address for Riedman Corporation is c/o Phoenix Footwear Group, Inc. at 5840 El Camino Real, Suite 106, Carlsbad, CA 92008.
(11)

Based on a Schedule 13G, as amended, dated February 18, 2009, WEDBUSH, Inc. (“WI”), Edward W. Wedbush (“EWW”) and Wedbush Morgan Securities, Inc. (“WMS”), 1000 Wilshire Boulevard, Los Angeles, California 90017, are the beneficial owners of 623,666 shares. EWW is the Chairman of WI. EWW owns a majority of the outstanding shares of WI. EWW is the President of WMS. WI owns all of the shares of WMS. WI has sole power to vote and dispose of 57,000 shares. EWW has sole power to vote and dispose of 600 shares. WMS has sole power to vote and dispose of 566,066 shares. WI, EWW and WMS have shared power to vote and dispose of 623,666 shares. EWW specifically disclaimed beneficial ownership of any shares reported on the schedule 13G. In addition, WMS are beneficial owners of 32,500 shares issuable under outstanding warrants.

(12)

Based solely on a Schedule 13G, as amended, dated February 9, 2009, Dimensional Fund Advisors LP (“Dimensional”), Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746, is the beneficial owner of 592,341 shares. Dimensional has sole power to vote 589,911 shares and sole power to dispose of 592,341 shares. Dimensional is an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Dimensional disclaimed beneficial ownership of the shares in the Schedule 13G.

(13)

The members of the Board of Directors’ retirement committee, which serves as fiduciary for the Company’s 401(k) plan, share voting control over these shares. The plan’s mailing address is c/o Phoenix Footwear Group, Inc., 5840 El Camino Real, Suite 106, Carlsbad, California 92008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who hold more than 10% of its Common Stock to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Common Stock. Officers, directors and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that, with respect to its 2008 fiscal year, all filing requirements applicable to the Company’s officers, directors and greater-than-10% stockholders were complied with, except that each of the following directors failed to file the required Form 4 within four business days of receiving a deferred stock award: Messrs. DePerrior, Harden, Kratzer, Pfander and Port (each non-employee director) received on August 6, 2008 deferred stock awards for 5,000 shares. Each individual filed a corresponding Form 4 with the SEC for such shares on August 28, 2008.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses compensation received by the Chairman, former Chief Executive Officer and former Chief Financial Officers, also referred to herein as the “named executive officers,” for the 2008 fiscal year and the 2007 fiscal year. Russell D. Hall, President and Chief Executive Officer, and Dennis T. Nelson, Chief Financial Officer, Treasurer and Secretary, were elected in February 2009 and as a result do not appear as named executive officers in the table below.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)(1)		Total ($)
James R. Riedman, Chairman(2)	2008 2007	321,027 322,500	— —	— —			321,027 322,500

Cathy B. Taylor Former President and Chief Executive Officer(3)	2008 2007	586,666 359,616	— 50,000	— —	89,000 59,216	(4) (5)	675,666 468,832

P. Douglas Ford Former Chief Financial Officer, Treasurer and Secretary(6)(7)	2008	115,384	—	—	296,551	(8)	411,935

Scott Sporrer Former Interim Chief Financial Officer, Treasurer and Secretary(6)(9)	2008 2007	163,632 164,423	— —	— —			163,632 164,423

(1)

In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of the Company’s salaried employees and certain perquisites and other personal benefits received by a named executive officer which do not exceed $10,000 in the aggregate.

(2)	Mr. Riedman also served as interim Chief Executive Officer from May 2006, until April 23, 2007, with the appointment of Ms. Taylor to the position of President and Chief Executive Officer.
(3)	Ms. Taylor resigned as President and Chief Executive Officer effective February 16, 2009.
(4)	Includes a $47,600 housing allowance, a $25,476 automobile allowance and $15,924 of personal travel and related expenses directly paid by or reimbursed by the Company.
(5)	Includes a $20,000 relocation allowance as provided under employment agreement, a $13,324 automobile allowance and a $25,892 housing allowance.
(6)

Mr. Sporrer resigned as Interim Chief Financial Officer, Treasurer and Secretary effective September 22, 2008 and was replaced by P. Douglas Ford. Mr. Ford served as Senior Vice President, Operations October 2007, until September 22, 2008, with his appointment to Chief Financial Officer, Treasurer and Secretary. Prior to August 29, 2008, Mr. Ford was a non-employee consultant.

(7)	Mr. Ford resigned from all positions effective February 16, 2009.
(8)

Includes consulting fees of $206,500 and related expenses of $73,545 prior to September 2008, and $11,428 housing allowance, a $2,000 automobile allowance and $3,078 of personal travel and related expenses directly paid by or reimbursed by the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table discloses compensation received by the Chairman, former Chief Executive Officer and former Chief Financial Officers, also referred to herein as the “named executive officers,” for the 2008 fiscal year and the 2007 fiscal year. Russell D. Hall, President and Chief Executive Officer, and Dennis T. Nelson, Chief Financial Officer, Treasurer and Secretary, were elected in February of 2009 and as a result do not appear as named executive officers in the table below.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
James R. Riedman	— 2,898 66,666 10,000 100,000 4,742	— — — — — —	— 1.73 3.13 5.50 8.91 8.91	— 9/6/11 3/1/13 5/10/12 2/5/09 2/5/09	75,000 — — — — —	(3)	33,750 — — — — —

Cathy B. Taylor(4)	—	—	—	—	420,000	(5)	189,000

P. Douglas Ford(4)	— —	— —	— —	— —	40,000 60,000	(5) (5)	18,000 27,000

(1)

Represents performance-based deferred stock awards and market and performance-based deferred stock awards under the Company’s Amended and Restated 2001 Long Term Incentive Plan. The awards do not have an exercise price and expire at the end of the term if the performance and/or market conditions have not been met which would result in the share issuances. These conditions must generally be achieved within three to five years.

(2)	Market value based on the closing price of $0.45 for the Company’s common stock on January 2, 2009 on the NYSE Alternext US.
(3)	The performance-based deferred stock awards generally vest upon the achievement of Company’s annual net revenue and before tax net income goals measured on a 12 month trailing basis.
(4)	The performance and market-based deferred stock awards were cancelled in connection with Ms. Taylor and Mr. Ford’s resignation effective February 16, 2009.
(5)

The performance and market-based deferred stock awards generally vest upon the achievement of Company’s annual net revenue and before tax net income goals measured on a 12 month trailing basis or upon the stock price closing above $14.50 for 60 consecutive trading days.

Option Exercises and Stock Vested

No options were exercised and no deferred stock awards vested for the named executive officers during fiscal 2008.

Pension Benefits

The Company does not maintain any plans that provide pension benefits primarily at or following retirement for named executive officers.

Nonqualified Deferred Compensation Plans

The Company does not provide any defined contribution or other plans for named executive officers for the deferral of compensation that is not tax qualified.

Employment Contracts and Potential Payments upon Termination or Change of Control

Employment Agreement with Mr. Riedman.

The Company and James R. Riedman, the Chairman, are parties to a two-year employment agreement effective April 11, 2008. The agreement provides for an annual base salary of $325,000, which is subject to increase upon annual review, and participation in executive bonus plans as may be established. The agreement also provides for confidentiality, employee non-solicitation, customer non-solicitation and non-compete covenants that extend for 18 months after the termination of his employment. The agreement renews automatically for one year terms unless either party gives thirty (30) day written notice of their intent not to renew.

Mr. Riedman is an “at will” employee, and the Company can terminate his employment at any time, with or without cause. Similarly, Mr. Riedman may terminate his employment at any time. Under the agreement, if the Company terminates his employment other than for cause, death or disability, it is obligated to pay him as non-compete payments an amount equal to his salary and benefits for 18 months, payable under the same terms as provided while he was an employee. “For cause” is defined in the agreement and includes: (i) refusal to comply with lawful written instructions of the Board of Directors regarding specific actions; (ii) engagement in an act of dishonesty or falsification or any transaction involving material conflict of interest which was not disclosed to and approved by the Company’s Board of Directors; (iii) use of illegal narcotics; (iv) engagement in theft, embezzlement, fraud, misappropriation of funds, or other act involving moral turpitude; or (v) engagement in any violation of law relating to employment by the Company.

The employment agreement also provides that if his employment is terminated by the Company without cause in connection with a “change of control,” it would be obligated to make a single lump-sum payment an amount equal to 18 months of his salary and benefits for his non-compete covenant, 18 months of his salary then in effect and pro rated amount of any unpaid bonus provided for in any bonus program. Additionally, under his performance-based deferred stock award agreement, the shares of common stock under the agreement immediately vest in connection with a change in control. Under his employment agreement, if any of the severance payments would constitute an “excess parachute payment” as defined in Internal Revenue Code Section 280G, the severance payments shall be increased by an amount equal to all applicable excise taxes.

Employment Agreement with Mr. Hall.

As of January 3, 2009, the Company and Russell D. Hall were parties to a letter agreement which provides for an annual base salary of $340,000 and a performance-based bonus ranging from 10% to 50% of his base salary, which is tied to personal and business goals, with a minimum guaranteed bonus of $25,000 for fiscal 2008. Mr. Hall did not earn a performance-based bonus in fiscal 2008. Also, the letter agreement provides for standard employee benefits. Pursuant to the letter agreement, the Company issued to Mr. Hall a performance-based deferred stock award for 50,000 shares of the Company’s common stock.

Mr. Hall is an “at will” employee, and the Company can terminate his employment at any time, with or without cause. Similarly, Mr. Hall may terminate his employment at any time. If the Company terminates Mr. Hall’s employment other than for cause, it is obligated to pay him 12 months of salary continuation and benefits.

Severance Agreement and General Release and Employment Agreement with Ms. Taylor.

Cathy B. Taylor, the Company’s former President and Chief Executive Officer, resigned effective February 16, 2009. In connection with the resignation of Ms. Taylor, the Company entered into a Severance Agreement and General Release with her. Under the agreement, Ms. Taylor is entitled to, among other things, severance payments of $50,000 payable on the 15th day of each month. The first payment occurred on March 15, 2009 and the last payment is scheduled for November 15, 2009; however, promptly following the occurrence a change of control or the sale to a third party of the stock of Chambers Belt Company or substantially all of its assets, the Company shall make a lump-sum payment to Ms. Taylor an amount equal to the remaining severance payments. She is also entitled to participate in the Company’s health benefits through February 15, 2010. In addition, Ms. Taylor forfeited all unvested and unearned performance and market-based deferred stock awards effective with her resignation. The agreement also provides for confidentiality, employee non-solicitation, customer non-solicitation and non-compete covenants that extend for 12 months after the termination of her employment.

As of January 3, 2009, prior to her resignation, the Company and Ms. Taylor were parties to a five-year employment agreement effective April 23, 2007. This agreement provided for an annual base salary of $550,000, which was increased to $605,000 effective April 30, 2008 based upon her annual review.

Severance Agreement and General Release with Mr. Ford.

The Company and P. Douglas Ford, the former Chief Financial Officer, Treasurer and Secretary, resigned effective February 16, 2009. In connection with the resignation of Mr. Ford, the Company entered into a Severance Agreement and General Release with him. Under the agreement, Mr. Ford is entitled to, among other things, severance payments of $31,250 payable on the 15th day of each month. The first severance payment occurred on March 15, 2009 and the last payment is scheduled for November 15, 2009. He is also entitled to participate in the Company’s health benefits through February 15, 2010. In addition, Mr. Ford forfeited all unvested and unearned performance and market-based deferred stock awards effective with his resignation. The agreement also provides for confidentiality and employee non-solicitation that extend for 12 months after the termination of his employment.

Deferred Stock Awards Subject to Change in Control Provisions.

If the Company experienced a change in control on January 3, 2009, the named executive officers and all current executive officers would have been entitled to receive the following number of shares of common stock under their respective deferred stock awards.

Name	Shares of Common Stock #	Market Value $(1)
James R. Riedman	75,000	33,750
Russell D. Hall	90,000	40,500
Dennis T. Nelson	—	—
Cathy B. Taylor(2)	420,000	189,000
P. Douglas Ford(2)	100,000	45,000

(1)	Based on the closing price of $0.45 per share on the NYSE Alternext US exchange on January 2, 2009.
(2)	These performance and market-based deferred stock awards were terminated in connection with Ms. Taylor and Mr. Ford’s resignation and severance agreements, effective February 16, 2009.

DIRECTOR COMPENSATION

During fiscal 2008 each of the Company’s non-employee directors received cash compensation in the form of an annual retainer of $25,000. Effective as of March 31, 2009, this amount has been reduced to $20,000. In addition, during fiscal 2008, the chairs of the Audit Committee, Compensation Committee and Nominating and Governance Committee each received additional annual retainers of $5,000; effective March 31, 2009, this has been eliminated except for a $2,500 annual retainer for the Chairman of the Audit Committee. During fiscal 2008, each non-employee director serving on the Audit Committee also received an annual retainer of $2,500 and effective March 31, 2009, this has also been eliminated. In addition, during fiscal 2008, each non-employee director serving on the Special Committee received fees of $5,500. Directors are eligible to receive awards under the Company’s Amended and Restated 2001 Long Term Incentive Plan, including stock options and deferred stock awards. Directors are also reimbursed for their reasonable expenses incurred in attending meetings of the Company’s Board of Directors and committees of the Board of Directors.

Director Compensation Table

The following table presents compensation earned by each non-employee member of the Company’s Board of Directors for fiscal 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Steven M. DePerrior	35,500	1,179	36,679
Gregory M. Harden	38,000	1,179	39,179
John C. Kratzer	35,500	1,179	36,679
Frederick R. Port	33,000	1,179	34,179
Wilhelm Pflander	25,000	1,179	26,679

(1)

During fiscal 2008, each non-employee director received deferred stock awards for 5,000 shares, which vest ratably on an annual basis at each of the next two anniversary dates. Amounts represent the dollar amounts recognized for financial statement reporting purposes during fiscal 2008, excluding forfeitures, under Statement of Financial Accounting Standard No. 123 (Revised 2004), Share Based Payment (SFAS 123R). Assumptions made for the purpose of computing these amounts are discussed in the Annual Report, on Form 10-K dated April 20, 2009, in Note 10 of the Notes to Consolidated Financial Statements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described under “Executive Compensation” since December 30, 2007, there have been no transactions or series of transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any director, nominee, executive officer or holder known to the Company of more than 5% of its Common Stock, or any member of the immediate family of any of them, is a party, directly or indirectly.

The Board of Directors has adopted a written policy to address related party transactions, upon the recommendation of the Audit Committee. The policy has been adopted to ensure that related party relationships and transactions are properly identified, accounted for and adequately disclosed in the Company’s financial statements and publicly-filed reports. Approval by the Board of Directors and Audit Committee is required for any transactions or series of transactions with a related party in the amount of $50,000 or more. Transactions covered by the policy include those with a person defined as a “related person” under Item 404 of Regulation S-K.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended January 3, 2009 with management.

The Audit Committee also has reviewed and discussed the Company’s audited financial statements as of and for the year ended January 3, 2009 with the Company’s independent registered public accounting firm, Mayer Hoffman McCann P.C. (“MHM”), who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as are required to be discussed with the Audit Committee under the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. In addition, the Audit Committee has discussed MHM’s independence from management and the Company, including the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and considers the compatibility of non-audit services with the auditors’ independence, of which there were no non-audit services performed for the year-ended January 3, 2009.

The Audit Committee discussed with MHM the overall scope and plans for their audits. The Audit Committee has reviewed and discussed with MHM, with and without management present, the Company’s audited consolidated financial statements for fiscal 2008 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2009, for filing with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee:

Gregory M. Harden, Chair

Steven M. DePerrior

Frederick R. Port

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Mayer Hoffman McCann P.C. (“MHM”), an independent registered public accounting firm, audited the Company’s books and accounts for the 2008 fiscal year and Grant Thornton LLP, an independent registered public accounting firm, audited the Company’s books and accounts for the 2007 fiscal year. On June 18, 2008, the Audit Committee dismissed Grant Thornton and engaged MHM as the Company’s independent registered public accounting firm. MHM has served in this capacity since June 18, 2008.

The reports of Grant Thornton on the Company’s financial statements as of and for the fiscal years ended December 29, 2007 and December 30, 2006 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern and that the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share Based Payment,” using the modified prospective method on January 1, 2006 and also adopted the provisions of Financial Accounting Standard Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” on January 1, 2007. Other than such modifications, no report of Grant Thornton on the Company’s financial statements for either of the fiscal years ended December 29, 2007 and December 30, 2006 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 29, 2007 and December 30, 2006 and through June 18, 2008, the Company had no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which a disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference thereto in their report on the Company’s financial statements for such years. During the fiscal years ended December 29, 2007 and December 30, 2006 and through June 18, 2008, none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred, except that, as previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 30, 2006 and in Item 4 of its Quarterly Reports on Form 10-Q for the quarters ended April 1, 2006, July 1, 2006 and September 30, 2006, the Company stated that a material weakness existed in its internal control over financial reporting due to inadequate resources in its accounting and financial reporting group. This was a condition that existed as of December 31, 2005 and initially disclosed in the Company’s Annual Report on Form 10-K for that period. Grant Thornton reported this material weakness following the conclusion of their audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2005. The Company believes that the material weakness arose as a result of the significant acquisitions it completed in 2004 and 2005. Subsequently, in Item 9 of its Annual Report on Form 10-K for the year ended December 30, 2006, the Company concluded that its ongoing remediation efforts resulted in control enhancements which operated for an adequate period of time to demonstrate operating effectiveness such that the material weakness no longer existed.

Grant Thornton was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Grant Thornton’s letter, stating whether or not it agrees with such statements, was filed as Exhibit 16 to the Company’s Current Report on Form 8-K filed June 20, 2008.

During the fiscal years ended December 29, 2007 and December 30, 2006 and through June 18, 2008, the Company did not consult with MHM, regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Audit Committee has not selected or appointed independent auditors for fiscal 2009. Discussions with MHM will be initiated in the near future regarding the Audit Committee’s selection of independent auditors for fiscal 2009. A representative of MHM is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

Independent Public Accountants and Audit And Related Fees

The following table presents aggregate fees billed to the Company for fiscal 2008 and fiscal 2007 by Mayer Hoffman McCann P.C. (“MHM”) and Grant Thornton LLP:

	2008	2007
Audit Fees(1)	$447,000	$818,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	31,000
All Other Fees(3)	—	—

Total Fees	$447,000	$849,000

(1)

Audit fees consist of fees for professional services performed by MHM and Grant Thornton LLP, respectively, for the integrated audit of the Company’s annual financial statements, reviews of its quarterly financial statements and comfort letters, consents and other services related to SEC matters. For fiscal 2008, MHM, the Company’s principal accountant for fiscal 2008, billed fees of approximately $344,000. For fiscal 2008 and fiscal 2007, Grant Thornton LLP, the Company’s principal accountant for fiscal 2007, billed fees of approximately $103,000 and $818,000, respectively.

(2)

Audit-related fees consist of fees for assurance and related services performed by MHM and Grant Thornton LLP, respectively, which are reasonably related to the performance of the audit of the Company’s financial statements.

(3)

Tax fees represent fees for professional services rendered by MHM and Grant Thornton LLP, respectively, for tax compliance (including federal, state and local sales and use and property returns), FIN 48 assistance, fees for acquisition due diligence and tax examination assistance. For fiscal 2008 and fiscal 2007, Grant Thornton LLP, the Company’s principal accountant for fiscal 2007, billed fees of approximately $0 and $31,000, respectively.

(4)	All other fees represent fees for products and services provided by MHM and Grant Thornton LLP, respectively other than those set forth above.

Pre-Approval of Audit and Non-Audit Services

All audit services and fees were pre-approved by the Audit Committee. Additionally, in each instance the Audit Committee considered and pre-approved such non-audit services. The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by the independent auditors. Under such policy, all audit services are approved in advance by the Audit Committee itself. No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

A stockholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Stockholders of the Company must be received by the Company no later than January 3, 2010. The procedure and timing to be followed and the information to be provided are set forth in Section 1.11 of the Company’s By-laws, the text of which is set forth in Appendix  A to this Proxy Statement. A shareholder proposal submitted outside of this process is considered untimely.

HOUSEHOLDING

As permitted by the SEC, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless the Company has received contrary instructions from a stockholder. Each stockholder will receive his or her own proxy card. The Company has undertaken householding to reduce printing costs and postage fees.

Upon oral or written request, the Company will promptly deliver a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Stockholders residing at the same address and currently receiving only one copy of the proxy statement may contact the Company to request multiple copies in the future, and stockholders residing at the same address and currently receiving multiple copies of the proxy statement may contact the Company to request a single copy in the future. All such requests should be sent to:

Phoenix Footwear Group, Inc.

Board Administration

5840 El Camino Real, Suite 106

Carlsbad, California 92008

Attention: Secretary

(760) 602-9688

By Order of the Board of Directors,

JAMES R. RIEDMAN

Chairman

May 4, 2009

APPENDIX A

PHOENIX FOOTWEAR GROUP, INC.

By-Laws

Section 1.11 Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 1.11, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 1.11.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 1.11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 120th day prior to the first anniversary of the date of the Corporation’s proxy statement released to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

A-1

Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 1.11, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 1.11 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance with this Section 1.11, to declare that such defective proposal or nomination shall be disregarded.

(ii) For purposes of this Section 1.11, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.11. Nothing in this Section 1.11 shall be deemed to affect any rights of (1) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (2) the holders of any series of Preferred Stock to elect directors under specified circumstances.

A-2

PROXY

PHOENIX FOOTWEAR GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS—MONDAY, JUNE 8, 2009 AT 9:00 A.M.

The undersigned stockholder of Phoenix Footwear Group, Inc. (the “Company”) hereby appoints James R. Riedman and Russell D. Hall severally as proxy for the undersigned, with full power of substitution, and with all the powers the undersigned would possess if personally present, each to represent and vote all common stock of the undersigned in the Company at the Annual Meeting of Stockholders of said Company on Monday, June 8, 2009 and at all adjournments thereof, for the election of six (6) directors, and in their discretion, all such other business as may properly come before such Annual Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING.

PLEASE COMPLETE, SIGN, DATE AND RETURN IN

THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE

SIDE

PHOENIX FOOTWEAR GROUP, INC.

COMPUTER SHARE

P.O. BOX 8694

EDISON, NJ 08818-8694

☒	Please mark votes as in this example.

ANNUAL MEETING PROXY CARD

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ELECTION OF SIX (6) DIRECTORS—THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1.

Election of Six (6) Directors—nominees:

01 – Steven M. DePerrior	02 – Gregory M. Harden	03 – John C . Kratzer
04 – Wilhelm Pfander	05 – Frederick R. Port	06 – James R. Riedman

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees

☐	For ALL EXCEPT – to withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. ☐ 01 ☐ 02 ☐ 03 ☐ 04 ☐ 05 ☐ 06

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